Exhibit 99.1

HF Sinclair Corporation and Holly Energy Partners, L.P. Announce Expiration and Final Results of Exchange Offers and Consent Solicitations for Outstanding Notes of the HEP Issuers

DALLAS, November 29, 2023—(BUSINESS WIRE)—HF Sinclair Corporation (NYSE: DINO) (“HF Sinclair”) and Holly Energy Partners, L.P. (NYSE: HEP) (“HEP”) today announced the expiration and final results of the previously announced (i) private offers to exchange (each an “Exchange Offer” and, collectively, the “Exchange Offers”) any and all outstanding (a) 6.375% Senior Notes due 2027 (the “2027 Notes”) and (b) 5.000% Senior Notes due 2028 (the “2028 Notes” and, together with the 2027 Notes, the “HEP Notes”) previously issued by HEP and Holly Energy Finance Corp. (“Finance Corp.” and, together with HEP, the “HEP Issuers”) for new notes to be issued by HF Sinclair (the “New Notes”), with registration rights, and cash, and (ii) consent solicitations (collectively, the “Consent Solicitations”) to adopt the Proposed Amendments (as defined below) to the indentures governing the HEP Notes (each an “HEP Indenture” and, collectively, the “HEP Indentures”), commenced by HF Sinclair on October 30, 2023. The Exchange Offers and Consent Solicitations expired at 5:00 p.m., New York City time, on November 29, 2023 (the “Expiration Date”). The below table reflects the aggregate principal amounts of each respective series of HEP Notes that had been validly tendered and not validly withdrawn as of the Expiration Date:

Title of Series of HEP Notes	CUSIPs	ISIN No.	Principal Amount Tendered	Percentage Tendered
6.375% Senior Notes due 2027	144A: 435765AJ1 / Reg S: U4377TAG5	144A: US435765AJ10 / Reg S: USU4377TAG59	$399,875,000	99.97%
5.000% Senior Notes due 2028	144A: 435765AH5 / Reg S: U4377TAF7	144A: US435765AH53 / Reg S: USU4377TAF76	$498,879,000	99.78%
Total:			$898,754,000	99.86%

For each $1,000 principal amount of HEP Notes validly tendered and not validly withdrawn prior to the Expiration Date, Eligible Holders (as defined below) of HEP Notes were eligible to receive $1,000 principal amount of such series of New Notes, plus a payment of $1.00 in cash.

As previously announced, as of 11:00 a.m., New York City time, on November 10, 2023, HF Sinclair, on behalf of the HEP Issuers, had received the requisite number of consents to adopt the Proposed Amendments with respect to each outstanding series of HEP Notes, and the HEP Issuers executed a supplemental indenture to each corresponding HEP Indenture (each, an “HEP Amending Supplemental Indenture”) to, among other things, eliminate from each HEP Indenture as it relates to each series of HEP Notes (i) substantially all of the restrictive covenants, (ii) certain of the events which may lead to an “Event of Default”, (iii) the U.S. Securities and Exchange Commission (the “SEC”) reporting covenant and (iv) the requirement of HEP to offer to purchase the HEP Notes upon a change of control (collectively, the “Proposed Amendments”). Each HEP Amending Supplemental Indenture will become operative only upon the Settlement Date (as defined below).

The Exchange Offers and Consent Solicitations were made pursuant to the terms and subject to the conditions set forth in the confidential exchange offer memorandum and consent solicitation statement, dated October 30, 2023, as amended by the press release issued on November 13, 2023 (as amended, the “Exchange Offer Memorandum”), in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended (the “Securities Act”). The settlement date of the Exchange Offers and Consent Solicitations (the “Settlement Date”) is expected to occur on or about December 4, 2023. Each series of New Notes will have substantially identical interest rate, interest payment dates, maturity date and redemption terms as the corresponding series of HEP Notes. The first interest payment on any New Notes will include the accrued and unpaid interest on the HEP Notes tendered in exchange therefor so that a tendering Eligible Holder will receive the same interest payment it would have received had its HEP Notes not been tendered in the Exchange Offers and Consent Solicitations; provided that the amount of accrued and unpaid interest shall only be equal to the accrued and unpaid interest on the principal amount of HEP Notes equal to the aggregate principal amount of New Notes an Eligible Holder receives.

In addition, each Exchange Offer and Consent Solicitation is subject to certain conditions, although HF Sinclair may generally waive any such condition at any time, and any waiver of a condition by HF Sinclair with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation, as applicable. Notwithstanding the foregoing, HF Sinclair may not waive or modify the condition that the Proposed

Merger (as defined below) shall have been consummated. On November 28, 2023, HF Sinclair and HEP held the special meeting of stockholders of HF Sinclair and unitholders of HEP, respectively, to vote on matters related to the Proposed Merger, and all of the proposals set forth at each respective special meeting were approved by HF Sinclair’s stockholders and HEP’s unitholders, as applicable, as described in the Current Report on Form 8-K filed by each of HF Sinclair and HEP with the SEC on November 28, 2023. The Proposed Merger is expected to close on December 1, 2023 (the “Merger Closing Date”), subject to the satisfaction or waiver of the remaining conditions to close, each of which by their nature cannot be satisfied until the Merger Closing Date.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

The New Notes offered in the Exchange Offers have not and will not be registered with the SEC under the Securities Act or any state or foreign securities laws. Accordingly, the New Notes will be subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and other applicable securities laws, pursuant to registration or exemption therefrom. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Accordingly, the New Notes were offered for exchange, and documents relating to the Exchange Offers and Consent Solicitations were distributed, only to persons who properly completed and returned an eligibility certification (the “Eligibility Letter”), which was available from the Information Agent (as defined below), certifying that they are (i) “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act or (ii) persons outside of the “United States” that are (a) not “U.S. persons,” as that term is defined in Rule 902 under the Securities Act in offshore transactions in compliance with Regulation S under the Securities Act, (b) not acting for the account or benefit of a U.S. person and (c) (x) if a resident in a member state of the European Economic Area, such person is not a “retail investor” (as defined in the Eligibility Letter), (y) if a resident in the United Kingdom, such person is not a “retail investor” and such person is a “relevant person” (as defined in the Eligibility Letter) or (z) if a resident in Canada, such person is a “non-U.S. qualified offeree” (as defined in the Eligibility Letter) (such persons, “Eligible Holders”). HF Sinclair will also enter into a registration rights agreement with the dealer managers, for the benefit of the holders of the New Notes. The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Exchange Offer Memorandum.

Questions concerning the terms of the Exchange Offers or the Consent Solicitations should be directed to the lead dealer managers for the Exchange Offers and the solicitation agents for the Consent Solicitations:

BofA Securities	Wells Fargo Securities
620 South Tryon Street, 20th Floor Charlotte, North Carolina 28255 Toll Free: (888) 292-0070 Collect: (980) 387-3907 E-mail: debt_advisory@bofa.com Attn: Liability Management	550 South Tryon Street, 5th Floor Charlotte, North Carolina 28202 Toll Free: (866) 309-6316 Collect: (704) 410-4235 Email: liabilitymanagement@wellsfargo.com Attn: Liability Management Group

The Exchange Offers are not being made to holders of HEP Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. The New Notes have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the Exchange Offer Memorandum.

D.F. King & Co., Inc. was the information and exchange agent (the “Information Agent”) in connection with the Exchange Offers and Consent Solicitations and can be contacted at (800) 992-3086 (toll-free) or (212) 269-5550 (banks and brokers), at www.dfking.com/hfsinclair or by email at hfc@dfking.com.

ABOUT HF SINCLAIR CORPORATION AND HOLLY ENERGY PARTNERS, L.P.

HF Sinclair Corporation, headquartered in Dallas, Texas, is an independent energy company that produces and markets high-value light products such as gasoline, diesel fuel, jet fuel, renewable diesel and other specialty products. HF Sinclair owns and operates refineries located in Kansas, Oklahoma, New Mexico, Wyoming, Washington and Utah and markets its refined products principally in the Southwest U.S., the Rocky Mountains extending into the Pacific Northwest and in other neighboring Plains states. HF Sinclair supplies high-quality fuels to more than 1,500 branded stations and licenses the use of the Sinclair brand at more than 300 additional locations throughout the country. In addition, subsidiaries of HF Sinclair produce and market base oils and other specialized lubricants in the U.S., Canada and the Netherlands, and export products to more than 80 countries. Through its subsidiaries, HF Sinclair produces renewable diesel at two of its facilities in Wyoming and also at its facility in Artesia, New Mexico. HF Sinclair also owns a 47% limited partner interest and a non-economic general partner interest in Holly Energy Partners, L.P., a master limited partnership that provides petroleum product and crude oil transportation, terminalling, storage and throughput services to the petroleum industry, including HF Sinclair subsidiaries.

Holly Energy Partners, L.P., headquartered in Dallas, Texas, provides petroleum product and crude oil transportation, terminalling, storage and throughput services to the petroleum industry, including subsidiaries of HF Sinclair Corporation. HEP, through its subsidiaries and joint ventures, owns and/or operates petroleum product and crude pipelines, tankage and terminals in Colorado, Idaho, Iowa, Kansas, Missouri, Nevada, New Mexico, Oklahoma, Texas, Utah, Washington and Wyoming, as well as refinery processing units in Kansas and Utah.

Contacts

HF Sinclair Corporation

Holly Energy Partners, L.P.

Craig Biery, 214-954-6510

Vice President, Investor Relations

or

Trey Schonter, 214-954-6510

Manager, Investor Relations

FORWARD-LOOKING STATEMENTS

The statements in this press release relating to matters that are not historical facts are “forward-looking statements” based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in HF Sinclair’s and HEP’s filings with the SEC. Forward-looking statements use words such as “anticipate,” “project,” “will,” “expect,” “plan,” “goal,” “forecast,” “strategy,” “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding HF Sinclair’s and HEP’s plans and objectives for future operations or for the proposed merger of a wholly owned subsidiary of HF Sinclair with and into HEP, with HEP surviving as an indirect wholly owned subsidiary of HF Sinclair (the “Proposed Merger”). Although HF Sinclair and HEP believe that the expectations reflected in these forward-looking statements are reasonable, HF Sinclair and HEP cannot assure you that HF Sinclair’s and HEP’s expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, the ability of HF Sinclair or HEP to consummate the Proposed Merger; the risk that the Proposed Merger does not occur; negative effects from the pendency of the Proposed Merger; the time required to consummate the Proposed Merger; the risk that cost savings, tax benefits and any other synergies from the Proposed Merger may not be fully realized or may take longer to realize than expected; disruption from the Proposed Merger may make it more difficult to maintain relationships with customers, employees or suppliers; the possibility that the market price of HF Sinclair Common Stock (as defined herein) will fluctuate prior to the completion of the Proposed Merger causing the value of the merger consideration of the Proposed Merger to change; the risk that certain officers and directors of HF Sinclair and HEP have interests in the Proposed Merger that are different from, or in addition, to the interests they may have as a HF Sinclair stockholder or a HEP unitholder, respectively; the possibility that financial projections by HF Sinclair may not prove to be reflective of actual future results; the focus of management time and attention on the Proposed Merger and other disruptions arising from the Proposed Merger; legal proceedings that may be instituted against HF Sinclair or HEP in connection with the Proposed Merger; HF Sinclair’s and HEP’s ability to successfully integrate the Sinclair Oil Corporation (now known as Sinclair Oil LLC)

and Sinclair Transportation Company LLC businesses acquired from The Sinclair Companies (now known as REH Company) (collectively, the “Sinclair Transactions”) with their existing operations and fully realize the expected synergies of the Sinclair Transactions or on the expected timeline; HF Sinclair’s ability to successfully integrate the operation of the Puget Sound refinery with its existing operations; the demand for and supply of crude oil and refined products, including uncertainty regarding the increasing societal expectations that companies address climate change; risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products or lubricant and specialty products in HF Sinclair’s markets; the spread between market prices for refined products and market prices for crude oil; the possibility of constraints on the transportation of refined products or lubricant and specialty products; the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to reductions in demand, accidents, unexpected leaks or spills, unscheduled shutdowns, infection in the workforce, weather events, global health events, civil unrest, expropriation of assets, and other economic, diplomatic, legislative, or political events or developments, terrorism, cyberattacks, or other catastrophes or disruptions affecting HF Sinclair’s operations, production facilities, machinery, pipelines and other logistics assets, equipment, or information systems, or any of the foregoing of HF Sinclair’s suppliers, customers, or third-party providers, and any potential asset impairments resulting from, or the failure to have adequate insurance coverage for or receive insurance recoveries from, such actions; the effects of current and/or future governmental and environmental regulations and policies, including increases in interest rates; the availability and cost of financing to HF Sinclair; the effectiveness of HF Sinclair’s capital investments and marketing strategies; HF Sinclair’s and HEP’s efficiency in carrying out and consummating construction projects, including HF Sinclair’s ability to complete announced capital projects on time and within capital guidance; HF Sinclair’s and HEP’s ability to timely obtain or maintain permits, including those necessary for operations or capital projects; the ability of HF Sinclair to acquire refined or lubricant product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations; the possibility of terrorist or cyberattacks and the consequences of any such attacks; uncertainty regarding the effects and duration of global hostilities, including the Israel-Gaza conflict, the Russia-Ukraine war, and any associated military campaigns which may disrupt crude oil supplies and markets for HF Sinclair’s refined products and create instability in the financial markets that could restrict HF Sinclair’s ability to raise capital; general economic conditions, including economic slowdowns caused by a local or national recession or other adverse economic condition, such as periods of increased or prolonged inflation; the outcome of the Exchange Offers and Consent Solicitations; and other business, financial, operational and legal risks and uncertainties detailed from time to time in HF Sinclair’s and HEP’s SEC filings, whether or not related to the Exchange Offers and Consent Solicitations. The forward-looking statements speak only as of the date made and, other than as required by law, HF Sinclair and HEP undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.